J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Fundamental Data Science Large Value ETF

JPMorgan Active Small Cap Value ETF

JPMorgan U.S. Tech Leaders ETF

(each, a “Fund” and together, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 18, 2026

to the current Summary Prospectuses and Prospectuses as supplemented

JPMORGAN ACTIVE SMALL CAP VALUE ETF

Effective November 1, 2026, the Fund will revise its disclosure in the first paragraph of the “What are the Fund’s main investment strategies?” section for the Fund from:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2025, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $1.50 million to $10.23 billion. The small cap companies in which the Fund invests are listed on an exchange that trades contemporaneously with the Fund’s Shares.

In implementing its main strategies, the Fund’s equity investments are primarily in common stock.

To:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap value companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of July 31, 2026, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $364.56 thousand to $9.63 billion. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes.

In implementing its main strategies, the Fund’s equity investments are primarily in common stock and real estate investment trusts (REITs).

JPMORGAN FUNDAMENTAL DATA SCIENCE LARGE VALUE ETF

Effective November 1, 2026, the Fund will revise its disclosure in the first paragraph of the “What are the Fund’s main investment strategies?” section for the Fund from:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large, well established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well established companies are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index, the Fund’s benchmark, at the time of purchase. As of September 30, 2025, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $97.79 million to $925.41 billion.

In implementing its main strategies, the Fund invests primarily in common stocks. The Fund may also invest in real estate investment trusts (REITs).

To:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large, well established value companies. Large, well established companies are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index, at the time of purchase. As of July 31, 2026 the market capitalizations of the companies in the Russell 1000® Value Index ranged from $120.00 million to $2.41 trillion. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes.

SUP-INV-ETF-826

In implementing its main strategies, the Fund invests primarily in common stocks. The Fund may also invest in real estate investment trusts (REITs).

JPMORGAN U.S. TECH LEADERS ETF

Effective November 1, 2026, the Fund will revise its disclosure of the second paragraph of the “What are the Fund’s main investment strategies?” section for the Fund from:

Under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S. technology or technology-enabled companies. “Assets” means net assets, plus the amount of any borrowings for investment purposes.

To:

Under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S. technology or technology-enabled companies that the adviser considers to be leaders. For purposes of this policy, leaders are those that the adviser believes are above median compared to technology and technology-enabled companies, based on one or more of the following attributes: revenue growth, free cash flow growth, free cash flow margin, earnings per share growth and operating margin, all of which may be evaluated on a projected or a historic basis. “Assets” means net assets, plus the amount of any borrowings for investment purposes.

Corresponding changes will also be made to the “More About the Fund – Additional Information About the Fund’s Investment Strategies – Main Investment Strategies” section of JPMorgan Active Small Cap Value ETF’s Prospectus and the “More About the Funds – Additional Information About the Funds’ Investment Strategies – Investment Strategies” section of JPMorgan Fundamental Data Science Large Value ETF and JPMorgan U.S. Tech Leaders ETF’s respective Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE